LEASES (Details Narrative)	12 Months Ended
Dec. 31, 2023
Leases
Operating leases term, description	The Company and its subsidiaries, Foresight Ltd. and Eye Net, currently have 3-year leases for their offices with options to extend the leases for another 3 years. The lease for Foresight Ltd. and Eye Net ends on March 31, 2027, and December 15, 2027, respectively. The Company also currently leases several vehicles, each for a term of 3 years. The Company has no finance leases.
Operating leases, option to extend	options to extend the leases for another 3 years.
Operating leases weighted average remaining lease term	2 years 2 months 12 days
Weighted average discount rate	5.20%